Exhibit 99.1

CareCloud Announces Plan to Pay Double Monthly Dividends on its Series B Preferred Stock Beginning in January 2026

Plan Based on Growing Recurring Revenues and Margins; Double Dividends Expected to Continue until Series B Dividend Arrears are Fully Satisfied

SOMERSET, N.J., November 10, 2025 — CareCloud, Inc. (Nasdaq: CCLD, CCLDO) (“CareCloud” or the “Company”) today announced that its Board of Directors has adopted a formal plan (the “Plan”) to satisfy the 14 months of accumulated and unpaid dividends (i.e., those dividends that accumulated from November 2023 through December 2024) on its 8.75% Series B Cumulative Redeemable Perpetual Preferred Stock (“Series B Preferred Stock”) (Nasdaq: CCLDO). The Company is pleased to announce this Plan based on its successful turnaround and confidence related to its enhanced margins and growing recurring revenues and cashflow.

Under the Plan, CareCloud anticipates issuing double monthly dividend payments, consisting of one regular monthly dividend plus one additional payment related to the dividends in arrears, until all past due dividends are fully satisfied. The double payments are anticipated to commence with the January 2026 dividend, which has a record date of January 31, 2026 and is expected to be paid in mid-February 2026.

Arrears Catch-Up Program - Series B Preferred Stock

● Current Monthly Dividends: Fully reinstated in January 2025 and continuing without interruption.

● No Dilution to Common Shareholders: The Company plans to pay the dividends on the Series B Preferred Stock, through internally generated cash flow, without issuing any new shares of common stock.

● Arrears Outstanding: Fourteen monthly dividends accumulated between November 2023 and December 2024, totaling approximately $3.9 million or $2.55 of accumulated dividends per share of Series B Preferred Stock.

● Catch-Up Payments: Beginning in 2026, one regular dividend payment plus one additional catch-up dividend payment each month, until arrears are fully paid.

● Expected Completion: By the end of the first quarter of 2027.
● Security: 8.75% Series B Cumulative Redeemable Perpetual Preferred Stock.

“We sincerely thank our preferred shareholders for their support and patience during the period when dividend payments were temporarily suspended,” said Stephen Snyder, Co-CEO of CareCloud. “Today, CareCloud stands on a foundation of true financial strength. Over the past year, we have executed a disciplined turnaround, enhancing margins, stabilizing cash flow, growing recurring revenues, and elevating operational efficiency. This dividend catch-up plan reflects both our renewed stability and our unwavering commitment to fulfilling our obligations to shareholders.”

Norman Roth, Interim Chief Financial Officer, added, “We are now fully capable of maintaining regular monthly dividend payments while systematically addressing the arrears. The double-payment structure beginning in 2026 provides a responsible and transparent approach that fulfills our commitments to shareholders without compromising the Company’s growth trajectory.”

Dividends on the Series B Preferred Stock are cumulative and payable monthly on or about the 15th day of each month; provided that if any dividend payment date is not a business day, then the dividend may be paid on the next succeeding business day. Dividends are payable to holders of record on the applicable record date, which is the last day of the calendar month, whether or not a business day. As always, in the event of unforeseen circumstances, the Company reserves the right to adjust the timing of the dividend payments, including the catch-up payments anticipated under the Plan, consistent with the terms of the applicable Certificate of Designations, Preferences and Rights.

About CareCloud

CareCloud brings disciplined innovation to the business of healthcare. Our suite of AI and technology-enabled solutions helps clients increase financial and operational performance, streamline clinical workflows, and improve the patient experience. More than 40,000 providers count on CareCloud to help them improve patient care, while reducing administrative burdens and operating costs. Learn more about our products and services, including revenue cycle management (RCM), practice management (PM), electronic health records (EHR), business intelligence, patient experience management (PXM), and digital health, at carecloud.com.

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For additional information, please visit our website at carecloud.com. To listen to video presentations by CareCloud’s management team, read recent press releases and view the latest investor presentation, please visit ir.carecloud.com.

Disclaimer

This press release is for information purposes only, and does not constitute an offer to sell or solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

Forward-Looking Statements

This press release contains various forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “shall,” “should,” “could”, “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “seeks,” “estimates,” “predicts,” “possible,” “potential,” “target,” or “continue” or the negative of these terms or other comparable terminology.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this press release include, without limitation, statements reflecting management’s expectations for future financial performance and operating expenditures, payment of dividends, expected growth, profitability and business outlook, and the expected results from the integration of our acquisitions. Past operational or stock price performance is not an indication of future performance.

These forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all of the risks and uncertainties that could have an impact on the forward-looking statements, including without limitation, risks and uncertainties relating to the Company’s ability to manage growth, the Company’s ability to pay current, future and catch-up dividends on its shares of preferred stock, migrate newly acquired customers and retain new and existing customers, maintain cost-effective global operations, increase operational efficiency and reduce operating costs, predict and properly adjust to changes in reimbursement and other industry regulations and trends, retain the services of key personnel, develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards, compete with other companies’ products and services competitive with ours, and other important risks and uncertainties referenced and discussed under the heading titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission.

The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

SOURCE: CareCloud

Company Contact:

Norman Roth

Interim Chief Financial Officer and Corporate Controller

CareCloud, Inc.

nroth@carecloud.com

Investor Contact:

Stephen Snyder

Co-Chief Executive Officer

CareCloud, Inc.

ir@carecloud.com